AMENDMENT NO. 1

                               TO CREDIT AGREEMENT

     AMENDMENT, dated as of this July 23, 1999, by and among Unidigital Inc., a Delaware corporation (together with its successors or assigns, the "Borrower"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof, as Lenders, Fleet Bank, N.A., as the Initial Issuing Bank, Fleet Bank, N.A., a Swing Line Bank, Bank Austria Creditanstalt Corporate Finance, Inc., as Documentation Agent, and Fleet Bank, N.A., as Administrative Agent for the Lender Parties and the Hedge Banks.

                              W I T N E S S E T H:

     WHEREAS, Borrower has heretofore entered into certain financial arrangements pursuant to the Credit Agreement, dated as of May 12, 1999, among the parties hereto [to be altered if adding new lenders prior to execution] (as amended, supplemented, restated or otherwise modified, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement, subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby mutually covenant, warrant and agree as follows:

     1.   Definitions.
          -----------

          (a)  Amendment to Definitions.  All  references to the term "Revolving
               ------------------------
Credit Termination Date" in any of the Loan Documents shall be deemed, and each reference is hereby amended, to mean "the earlier of (x) March 1, 2004 and (y) the Termination Date."

          (b)  Interpretation.  For purposes of this Amendment, unless otherwise
               --------------
defined herein, all terms used herein, including, but not limited to, those used and/or defined in the recitals and the first paragraph hereto, shall have the respective meanings assigned to such terms in the Credit Agreement.

     2.   Amendments to the Credit  Agreement.
          -----------------------------------

          (a) Section 2.08(a) of the Credit Agreement is hereby amended by deleting the Unused Commitment Fee Table therefrom in its entirety and substituting the following therefor:

                          "UNUSED COMMITMENT FEE TABLE

          Consolidated Total Funded
          Debt to Pro Forma EBITDA                               Percentage
          -------------------------                              ----------

          Equal to or greater than 3.50 to 1.00                  .500%

          Equal to or greater than 3.00 to 1.00
          but less than 3.50 to 1.00                             .500%

          Equal to or greater than 2.50 to 1 .00,
          but less than 3.00 to 1.00                             .500%

          Equal to or greater than 2.00 to 1 .00,
          but less than 2.50 to 1.00                             .500%

          Less than 2.00 to 1.00                                 .375%"

          (b) Section 5.04 of the Credit Agreement is hereby amended by deleting Section 5.04(a) thereof in its entirety and substituting the following therefor:

          "Consolidated Total Funded Debt to Pro Forma EBITDA Ratio.
          ---------------------------------------------------------
          Maintain as of the last day of each fiscal quarter of the Borrower commencing with the first complete fiscal quarter after the Initial Funding Date a ratio of (i) Consolidated Total Funded Debt to (ii) Pro Forma EBITDA for the most recently completed four fiscal quarters of the Borrower of not more than the ratio set forth below:

          FOUR FISCAL-QUARTERS ENDING ON:                    RATIO
          ------------------------------                     -----

          First and Second Year (First Quarter-
          Eighth Quarter)                                    4:25:1.00

          Third Year (Ninth Quarter -
          Twelfth Quarter)                                   4:00:1..00

          Fourth Year (Thirteenth Quarter -
          Sixteenth Quarter)                                 3:75:1.00

          Fifth Year (Seventeenth Quarter -
          Twentieth Quarter) and Each
          Fiscal Quarter Thereafter                          3.75:1.00"

          (c) Section 5.04 of the Credit Agreement is hereby amended by deleting Section 5.04(b) in its entirety and substituting the following therefor:

          "(b) Consolidated  Senior Debt to  Pro Forma EBITDA Ratio.
               ----------------------------------------------------
          Maintain as of the last day of each fiscal quarter of the Borrower commencing with the first complete fiscal quarter after the Initial Funding Date a ratio of (i) Consolidated Senior Debt to (ii) Pro

          Forma EBITDA for the most recently completed four fiscal quarters of the Borrower of not more than the ratio set forth below:

          FOUR FISCAL-QUARTERS ENDING ON:             RATIO
          ------------------------------              -----

          First and Second Year (First
          Quarter - Eighth Quarter)                   3.50:1.00

          Third Year (Ninth Quarter -
          Twelfth Quarter)                            3.25:1.00

          Fourth Year (Thirteenth
          Quarter - Sixteenth Quarter)                3:00:1.00

          Fifth Year (Seventeenth Quarter -
          Twentieth Quarter) and Each
          Fiscal Quarter Thereafter                   3:00:1.00

     3.   Conditions  Precedent.  The  effectiveness  of  the  other  terms  and
          ---------------------
conditions contained herein shall be subject to the receipt by the Administrative Agent of an original of this Amendment, duly authorized, executed and delivered by Borrower and its Affiliates which are guarantors under (a) a Foreign Guaranty or a Subsidiary Guaranty (collectively, the "Guarantors"), in form and substance satisfactory to the Administrative Agent and its counsel.

     4.   Effect  of this Amendment.  Except  as modified  pursuant  hereto,  no
          -------------------------
other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

     5.   Representations, Warranties and Covenants. Borrower and the Guarantors
          -----------------------------------------
hereby jointly and severally represent,  warrant and covenant as follows:

          (a) No Default or Event of Default exists on the date of this Amendment (after giving effect to the amendments made by this Amendment) other than the Events of Default set forth on Exhibit A attached hereto and made a part hereof.

          (b) This Amendment has been duly executed and delivered by Borrower and the Guarantors and is in full force and effect as of the date hereof and the agreements and obligations of Borrower and the Guarantors contained herein constitute the legal, valid and binding obligations of Borrower and the Guarantors enforceable against Borrower and the Guarantors in accordance with its terms.

          (c)  The  representations  and   warranties  contained  in  each  Loan
Document are correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

     6.   Defaults  and  Events of  Default.  The  parties  hereto  acknowledge,
          ---------------------------------
confirm and agree that the execution and delivery of this Amendment by the parties hereto other than Borrower and the Guarantors (the "Financial Parties") shall not be construed to constitute a waiver or release by the Financial Parties of any Default or Event of Default which has occurred prior to the date hereof, or which exists as of the date hereof or may exist or occur at any time after the date hereof, or of any rights or remedies of the Financial Parties as a result thereof, whether under the Loan Documents, applicable law or otherwise.

     7.   Further Assurances.  The parties hereto shall execute and deliver such
          ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

     8.   Governing  Law. The  rights and  obligations  hereunder of each of the
          --------------
parties hereto shall be governed by and interpreted and determined in accordance with the internal substantive laws of the State of New York.

     9.   Binding  Effect. The  Amendment shall be binding upon and inure to the
          ---------------
benefit of each of the parties hereto and their respective successors and assigns.

     10.  Counterparts.  This  Amendment  may  be  executed  in  any  number  of
          ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the duly executed and delivered by their duly authorized officers as of the date first above written.


                                   UNIDIGITAL INC.

                                   By:    /s/ William E. Dye
                                          ---------------------------------
                                   Name:  William E. Dye
                                          ---------------------------------
                                   Title: Chief Executive Officer
                                          ---------------------------------

                                   FLEET BANK, N.A., as Administrative Agent, Initial Issuing Bank, and Swing Line Bank

                                   By:    /s/ Beth Goodman
                                          ---------------------------------
                                   Name:  Beth Goodman
                                          ---------------------------------
                                   Title: Vice President
                                          ---------------------------------

                                   BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., as Documentation Agent

                                   By:    /s/ David E. Yewer
                                          ---------------------------------
                                   Name:  David E. Yewer
                                          ---------------------------------
                                   Title: Vice President
                                          ---------------------------------

                                   By:    /s/ Clifford L. Wells
                                          ---------------------------------
                                   Name:  Clifford L. Wells
                                          ---------------------------------
                                   Title: Vice President
                                          ---------------------------------

                                   BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., as a Lender

                                   By:    /s/ David E. Yewer
                                          ---------------------------------
                                   Name:  David E. Yewer
                                          ---------------------------------
                                   Title: Vice President
                                          ---------------------------------

                                   By:    /s/ Clifford L. Wells
                                          ---------------------------------
                                   Name:  Clifford L. Wells
                                          ---------------------------------
                                   Title: Vice President
                                          ---------------------------------

                                   FLEET BANK, N.A., as a Lender

                                   By:    /s/ Beth Goodman
                                          ---------------------------------
                                   Name:  Beth Goodman
                                          ---------------------------------
                                   Title: Vice President
                                          ---------------------------------

                                   MERRILL LYNCH BUSINESS FINANCE
                                   SERVICES INC., as a Lender

                                   By:    /s/ Jeremy M. Dhein
                                          ---------------------------------
                                   Name:  Jeremy M. Dhein
                                          ---------------------------------
                                   Title: Assistant Vice President
                                          ---------------------------------

READ AND AGREED TO:                          MEGA ART CORP.

GUARANTORS:                                  By:    /s/ William E. Dye
                                                    ----------------------------
                                             Name:  William E. Dye
                                                    ----------------------------
                                             Title: Chief Executive Officer
UNIDIGITAL ELEMENTS (NY), INC.                      ----------------------------

By:    /s/ William E. Dye                    SUPERGRAPHICS HOLDING COMPANY, INC.
       ----------------------------------
Name:  William E. Dye                        By:    /s/ William E. Dye
       ----------------------------------           ----------------------------
Title: Chief Executive Officer               Name:  William E. Dye
       ----------------------------------           ----------------------------
                                             Title: Chief Executive Officer
UNISON (NY), INC.                                   ----------------------------

By:    /s/ William E. Dye                    SUPERGRAPHICS CORPORATION
       ----------------------------------
Name:  William E. Dye                        By:    /s/ William E. Dye
       ----------------------------------           ----------------------------
Title: Chief Executive Officer               Name:  William E. Dye
       ----------------------------------           ----------------------------
                                             Title: Chief Executive Officer
UNISON (MA), INC.

By:    /s/ William E. Dye                    Executed as a Deed by
       ----------------------------------
Name:  William E. Dye                        ELEMENTS (U.K.) LIMITED
       ----------------------------------
Title: Chief Executive Officer               Acting By: /s/ William E. Dye
       ----------------------------------              -------------------------
                                                       Duly Authorized
UNIDIGITAL ELEMENTS (SF), INC.
                                             Executed as a Deed By
By:    /s/ William E. Dye
       -----------------------------------   REGENT GROUP LIMITED
Name:  William E. Dye
       -----------------------------------   Acting By:  /s/ William E. Dye
Title: Chief Executive Officer                          ------------------------
       -----------------------------------              Duly Authorized

MEGA ART CORP.

By:    /s/ William E. Dye
       -----------------------------------
Name:  William E. Dye
       -----------------------------------
Title: Chief Executive Officer
       -----------------------------------

SUPERGRAPHICS HOLDING COMPANY, INC.

By:    /s/ William E. Dye
       -----------------------------------
Name:  William E. Dye
       -----------------------------------
Title: Chief Executive Officer
       -----------------------------------

SUPERGRAPHICS CORPORATION

By:    /s/ William E. Dye
       -----------------------------------
Name:  William E. Dye
       -----------------------------------
Title: Chief Executive Officer
       -----------------------------------